UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                     1-6453               95-2095071
        --------                     ------               ----------
        (State of Incorporation)     (Commission          (I.R.S. Employer
                                     File Number)         Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]     Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13c-4(c))



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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
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Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition             3

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits                         3

Signature                                                                   4

Exhibits:
 99.1    News release dated December 9, 2004 (Earnings)


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NATIONAL SEMICONDUCTOR CORPORATION

Item 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On December 9, 2004, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended November 28, 2004. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.

         The news release includes certain financial information that is not presented in accordance with GAAP. Specifically, the release states that the GAAP operating results for the second quarter of fiscal 2005 include a special gain from the sale of assets and a benefit derived from the resolution of a tax matter; without these credits, operating results in the quarter would have been lower. We have provided this non-GAAP information to give investors additional information that will provide a better understanding of the underlying performance of our business. This non-GAAP results information should be considered supplemental to, and not a substitute for or superior to, the financial statements prepared in accordance with GAAP that are contained in the news release.

         The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.       Description of Exhibit

   99.1 News release dated December 9, 2004 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL SEMICONDUCTOR CORPORATION

                                           //S// Robert E. DeBarr
                                           ----------------------

Dated: December 9, 2004                    Robert E. DeBarr
                                           Controller
                                           Signing on behalf of the registrant
                                           and as principal accounting officer